                                                                    EXHIBIT 99.3

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

                              ABS NEW TRANSACTION

                            COMPUTATIONAL MATERIALS

                           $575,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-BC2

                                  [SURF LOGO]

                          [LITTON LOAN SERVICING, L.P.]
                                    SERVICER

                            [J.P. MORGAN CHASE BANK]
                                     TRUSTEE

                                 [MAY 25, 2004]

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

Deal            SURF 04-BC2
Account         Terwin Asset Management       Sam Rainie818-932-9607               sam.rainieri@thewintergrp.com
ML Coverage     Gary Nishioki                           415-274-7046
Completed       5/25/04 12:00 AM
Completed by    Alice
Bond            BBB

Comments:       BE cdr, Excess spread, AFCap

                                                                 1
                       RATES                                   Forward
                       SPEED             %pricing       50%/100% (Fixed/ARM)
                 DEFAULT SEVERITY                                55%
                DEFAULT P&I ADVANCE                         100% Advance
                DEFAULT RECOVERY LAG       Months                 6
                      TRIGGERS                                  Fail
                    CLEANUP CALL                             To Maturity
                   DEFAULT BALANCE                        Current Balance
                   CPR = CDR + CRR    Capped at prepay
                     CPR = CRR          PSA standard         CPR = CRR
------------------------------------------------------------------------------
                INITIAL
                 BOND         SUB-
CLASS  RATINGS   SIZE         ORDINATION
------------------------------------------------------------------------------
A        AAA    82.05         19.20      CDR
                                         CummLosses

M1       AA      6.70         12.50      CDR                      -
                                         CummLosses

M2       A       5.55          6.95      CDR                      -
                                         CummLosses

M3       A-      1.70          5.25      CDR
                                         CummLosses

B1       BBB     2.75          2.50      CDR                   4.49
                                         CummLosses            9.07%

B2       BBB-    1.25          1.25      CDR
                                         CummLosses

                    -          1.25      CDR                      -
                                         CummLosses

                    -          1.25      CDR                      -
                                         CummLosses

                    -          1.25      CDR                      -
                                         CummLosses

OC                  -             -                               -

                                                2                     3                      4
                       RATES                 Forward               Forward                Forward
                       SPEED          150%/150% (Fixed/ARM)  50%/150% (Fixed/ARM)  100%/100% (Fixed/ARM)
                 DEFAULT SEVERITY              55%                   55%                     55%
                DEFAULT P&I ADVANCE        100% Advance          100% Advance           100% Advance
                DEFAULT RECOVERY LAG            6                     6                       6
                      TRIGGERS                 Fail                  Fail                    Fail
                    CLEANUP CALL            To Maturity           To Maturity           To Maturity
                   DEFAULT BALANCE       Current Balance       Current Balance        Current Balance
                   CPR = CDR + CRR
                     CPR = CRR              CPR = CRR             CPR = CRR              CPR = CRR
-----------------------------------------------------------------------------------------------------
                INITIAL
                 BOND         SUB-
CLASS  RATINGS   SIZE         ORDINATION
-----------------------------------------------------------------------------------------------------
A        AAA    82.05         19.20


M1       AA      6.70         12.50               -                     -             -


M2       A       5.55          6.95               -                     -             -


M3       A-      1.70          5.25


B1       BBB     2.75          2.50            5.05                  3.61            5.30
                                               5.21%                 6.01%           8.37

B2       BBB-    1.25          1.25


                    -          1.25               -                     -             -


                    -          1.25               -                     -             -


                    -          1.25               -                     -             -


OC                  -             -               -                     -             -

SURF 2004-BC2

AFTER NET LOSSES
ACT/360
EXCESS SPREAD
100% pricing   150% pricing   100% pricing   150% pricing

  forward        forward      forward+200    forward+200
   4% CDR         4% CDR         4% CDR         4% CDR
55% severity   55% severity   55% severity   55% severity
6 month lag    6 month lag    6 month lag    6 month lag
------------   ------------   ------------   ------------
 1       493            493            493            493
 2       470            470            270            270
 3       452            452            252            252
 4       455            454            255            254
 5       417            416            217            216
 6       422            421            222            221
 7       145            132              -              -
 8       123            108              -              -
 9       146            125              -              -
10        83             61              -              -
11        78             52              -              -
12        47             19              -              -
13        44             13              -              -
14        17              -              -              -
15         1              -              -              -
16         -              -              -              -
17         -              -              -              -
18         -              -              -              -
19         -              -              -              -
20         -              -              -              -
21         -              -              -              -
22        73              5              -              -
23        80              -              -              -
24        42              -              -              -
25        42              -              -              -
26        20              -              -              -
27        16              -              -              -
28        84              -              -              -
29        64              -              -              -
30        77              -              -              -
31        51              -              -              -
32        46              -              -              -
33       107              -              -              -
34        95              -              -              -
35       118              -              -              -
36        85              -              -              -
37        99              -              -              -
38        73              -              -              -
39        64              -              -              -
40       100              -              -              -
41        74              -              -              -
42        87              -              -              -

43        56              -              -              -
44        50              -              -              -
45        91              -              -              -
46        53              -              -              -
47        73              -              -              -
48        40              -              -              -
49        56              -              -              -
50        27              -              -              -
51        19              -              -              -
52        49              -              -              -
53        20              -              -              -
54        36              -              -              -
55         6              -              -              -
56         1              -              -              -
57        71              -              -              -
58         -              -              -              -
59        15              -              -              -
60         -              -              -              -
61         1              -              -              -
62         -              -              -              -
63         -              -              -              -
64         -              -              -              -
65         -              -              -              -
66         -              -              -              -
67         -              -              -              -
68         -              -              -              -
69        12              -              -              -
70         -              -              -              -
71         -              -              -              -
72         -              -              -              -
73         -              -              -              -
74         -              -              -              -
75         -              -              -              -
76         -              -              -              -
77         -              -              -              -
78         -              -              -              -
79         -              -              -              -
80         -              -              -              -
81         -              -              -              -

                                 SURF 2004-BC2
                              AVAILABLE FUNDS CAP

        +(NET COLLATERAL INTEREST LESS ANY AAA IO) / SUM(BOND BALANCES)
                               * 360 / (ACT DAYS)

                                    Scenario 1             Scenario 2
                                -----------------      -----------------
                                PERIOD 1-36: FWD;      PERIOD 1-36: FWD;
                                37-84: FWD +200;       37-84: FWD +200;
1ml (1st period & thereafter)=  85 AND AFTER: FWD      85 AND AFTER: FWD
6ml (1st period & thereafter)=       6ML AS ABOVE           6ML AS ABOVE
                                Pricing                50% fix/150% arm
                                to Mat                 to Mat
                                No Losses              No Losses

                                              1ML       6ML      WINTER 1ML    WINTER 6ML     1ML DIFF   6ML DIFF
0      6/24/04                         0     1.1000    1.5900        1.1000        1.5900       0.0000     0.0000
1      7/25/04      6.475     6.475    1     1.3278    1.7766        1.3278        1.7766       0.0000     0.0000
2      8/25/04      6.475     6.476    2     1.5059    1.9413        1.5059        1.9413       0.0000     0.0000
3      9/25/04      6.475     6.476    3     1.6891    2.1234        1.6891        2.1234       0.0000     0.0000
4      10/25/04     6.691     6.693    4     1.8480    2.2912        1.8480        2.2912       0.0000     0.0000
5      11/25/04     6.475     6.478    5     2.0138    2.4537        2.0138        2.4537       0.0000     0.0000
6      12/25/04     6.691     6.696    6     2.1918    2.6237        2.1918        2.6237       0.0000     0.0000
7      1/25/05      6.475     6.481    7     2.3737    2.7936        2.3737        2.7936       0.0000     0.0000
8      2/25/05      6.497     6.505    8     2.5485    2.9435        2.5485        2.9435       0.0000     0.0000
9      3/25/05      7.218     7.229    9     2.7104    3.1102        2.7104        3.1102       0.0000     0.0000
10     4/25/05      6.543     6.557    10    2.8608    3.2499        2.8608        3.2499       0.0000     0.0000
11     5/25/05      6.784     6.802    11    3.0146    3.3761        3.0146        3.3761       0.0000     0.0000
12     6/25/05      6.580     6.606    12    3.1602    3.5117        3.1602        3.5117       0.0000     0.0000
13     7/25/05      6.803     6.834    13    3.2844    3.6399        3.2844        3.6399       0.0000     0.0000
14     8/25/05      6.588     6.621    14    3.4322    3.7601        3.4322        3.7601       0.0000     0.0000
15     9/25/05      6.591     6.629    15    3.5733    3.8849        3.5733        3.8849       0.0000     0.0000
16     10/25/05     6.815     6.858    16    3.6519    3.9921        3.6519        3.9921       0.0000     0.0000
17     11/25/05     6.599     6.645    17    3.7963    4.0987        3.7963        4.0987       0.0000     0.0000
18     12/25/05     6.823     6.875    18    3.9270    4.2137        3.9270        4.2137       0.0000     0.0000
19     1/25/06      6.607     6.662    19    4.0201    4.3055        4.0201        4.3055       0.0000     0.0000
20     2/25/06      6.612     6.671    20    4.1508    4.3888        4.1508        4.3888       0.0000     0.0000
21     3/25/06      7.443     7.496    21    4.2317    4.4762        4.2317        4.4762       0.0000     0.0000
22     4/25/06      8.353     8.086    22    4.2897    4.5546        4.2897        4.5546       0.0000     0.0000
23     5/25/06      8.640     8.328    23    4.4032    4.6287        4.4032        4.6287       0.0000     0.0000
24     6/25/06      8.352     8.017    24    4.5018    4.7037        4.5018        4.7037       0.0000     0.0000
25     7/25/06      8.622     8.242    25    4.5191    4.7716        4.5191        4.7716       0.0000     0.0000
26     8/25/06      8.343     7.957    26    4.6290    4.8440        4.6290        4.8440       0.0000     0.0000
27     9/25/06      8.377     7.962    27    4.7140    4.9189        4.7140        4.9189       0.0000     0.0000
28     10/25/06     9.237     8.593    28    4.7386    4.9774        4.7386        4.9774       0.0000     0.0000
29     11/25/06     8.941     8.290    29    4.8367    5.0408        4.8367        5.0408       0.0000     0.0000
30     12/25/06     9.235     8.535    30    4.9147    5.1056        4.9147        5.1056       0.0000     0.0000
31     1/25/07      8.934     8.231    31    4.9451    5.1591        4.9451        5.1591       0.0000     0.0000
32     2/25/07      8.932     8.203    32    5.0345    5.2135        5.0345        5.2135       0.0000     0.0000
33     3/25/07      9.953     9.089    33    5.1011    5.2675        5.1011        5.2675       0.0000     0.0000
34     4/25/07      9.633     8.548    34    5.1075    5.3158        5.1075        5.3158       0.0000     0.0000
35     5/25/07      9.983     8.812    35    5.1920    5.3667        5.1920        5.3667       0.0000     0.0000
36     6/25/07      9.655     8.487    36    5.2509    5.4209        5.2509        5.4209       0.0000     0.0000
37     7/25/07      9.970     8.729    37    5.2626    5.4628        7.2626        7.4628       2.0000     2.0000
38     8/25/07      9.532     8.226    38    5.3376    5.5138        7.3376        7.5138       2.0000     2.0000
39     9/25/07      9.559     8.200    39    5.3935    5.5603        7.3935        7.5603       2.0000     2.0000
40     10/25/07     10.463    8.709    40    5.4084    5.6016        7.4084        7.6016       2.0000     2.0000
41     11/25/07     10.121    8.380    41    5.4757    5.6471        7.4757        7.6471       2.0000     2.0000
42     12/25/07     10.437    8.603    42    5.5278    5.6869        7.5278        7.6869       2.0000     2.0000
43     1/25/08      10.079    8.272    43    5.5505    5.7258        7.5505        7.7258       2.0000     2.0000
44     2/25/08      10.059    8.220    44    5.6143    5.7666        7.6143        7.7666       2.0000     2.0000
45     3/25/08      10.748    8.739    45    5.6530    5.8016        7.6530        7.8016       2.0000     2.0000
46     4/25/08      10.179    8.182    46    5.6632    5.8378        7.6632        7.8378       2.0000     2.0000
47     5/25/08      10.509    8.408    47    5.7202    5.8767        7.7202        7.8767       2.0000     2.0000

 48     6/25/08   10.148   8.087    48    5.7591  5.9126 7.7591    7.9126   2.0000   2.0000
 49     7/25/08   10.463   8.307    49    5.7758  5.9442 7.7758    7.9442   2.0000   2.0000
 50     8/25/08   10.103   7.993    50    5.8291  5.9820 7.8291    7.9820   2.0000   2.0000
 51     9/25/08   10.090   7.951    51    5.8632  6.0141 7.8632    8.0141   2.0000   2.0000
 52    10/25/08   10.462   8.193    52    5.8780  6.0438 7.8780    8.0438   2.0000   2.0000
 53    11/25/08   10.112   7.894    53    5.9280  6.0758 7.9280    8.0758   2.0000   2.0000
 54    12/25/08   10.426   8.118    54    5.9603  6.1036 7.9603    8.1036   2.0000   2.0000
 55     1/25/09   10.066   7.820    55    5.9794  6.1327 7.9794    8.1327   2.0000   2.0000
 56     2/25/09   10.043   7.785    56    6.0246  6.1612 8.0246    8.1612   2.0000   2.0000
 57     3/25/09   11.099   8.583    57    6.0503  6.1874 8.0503    8.1874   2.0000   2.0000
 58     4/25/09   10.014   7.721    58    6.0561  6.2169 8.0561    8.2169   2.0000   2.0000
 59     5/25/09   10.335   7.947    59    6.0964  6.2443 8.0964    8.2443   2.0000   2.0000
 60     6/25/09    9.986   7.662    60    6.1262  6.2728 8.1262    8.2728   2.0000   2.0000
 61     7/25/09   10.304   7.888    61    6.1425  6.3001 8.1425    8.3001   2.0000   2.0000
 62     8/25/09    9.956   7.606    62    6.1808  6.3268 8.1808    8.3268   2.0000   2.0000
 63     9/25/09    9.942   7.580    63    6.2089  6.3525 8.2089    8.3525   2.0000   2.0000
 64    10/25/09   10.258   7.808    64    6.2259  6.3781 8.2259    8.3781   2.0000   2.0000
 65    11/25/09    9.912   7.532    65    6.2601  6.4013 8.2601    8.4013   2.0000   2.0000
 66    12/25/09   10.228   7.760    66    6.2849  6.4259 8.2849    8.4259   2.0000   2.0000
 67     1/25/10    9.884   7.488    67    6.3028  6.4517 8.3028    8.4517   2.0000   2.0000
 68     2/25/10    9.871   7.468    68    6.3334  6.4747 8.3334    8.4747   2.0000   2.0000
 69     3/25/10   10.913   8.247    69    6.3549  6.4995 8.3549    8.4995   2.0000   2.0000
 70     4/25/10    9.844   7.431    70    6.3705  6.5254 8.3705    8.5254   2.0000   2.0000
 71     5/25/10   10.159   7.660    71    6.3998  6.5483 8.3998    8.5483   2.0000   2.0000
 72     6/25/10    9.818   7.397    72    6.4275  6.5725 8.4275    8.5725   2.0000   2.0000
 73     7/25/10   10.133   7.627    73    6.4479  6.5968 8.4479    8.5968   2.0000   2.0000
 74     8/25/10    9.794   7.367    74    6.4743  6.6193 8.4743    8.6193   2.0000   2.0000
 75     9/25/10    9.782   7.353    75    6.4973  6.6445 8.4973    8.6445   2.0000   2.0000
 76    10/25/10   10.097   7.584    76    6.5135  6.6641 8.5135    8.6641   2.0000   2.0000
 77    11/25/10    9.760   7.327    77    6.5387  6.6855 8.5387    8.6855   2.0000   2.0000
 78    12/25/10   10.074   7.560    78    6.5626  6.7069 8.5626    8.7069   2.0000   2.0000
 79     1/25/11    9.739   7.305    79    6.5848  6.7294 8.5848    8.7294   2.0000   2.0000
 80     2/25/11    9.728   7.295    80    6.6100  6.7486 8.6100    8.7486   2.0000   2.0000
 81     3/25/11   10.760   8.066    81    6.6265  6.7711 8.6265    8.7711   2.0000   2.0000
 82     4/25/11    9.709   7.276    82    6.6453  6.7909 8.6453    8.7909   2.0000   2.0000
 83     5/25/11   10.024   7.510    83    6.6650  6.8075 8.6650    8.8075   2.0000   2.0000
 84     6/25/11    9.692   7.260    84    6.6861  6.8278 8.6861    8.8278   2.0000   2.0000
 85     7/25/11   10.007   7.495    85    6.7030  6.8430 6.7030    6.8430   0.0000   0.0000
 86     8/25/11    9.675   7.247    86    6.7230  6.8585 6.7230    6.8585   0.0000   0.0000
 87     9/25/11    9.668   7.241    87    6.7412  6.8744 6.7412    6.8744   0.0000   0.0000
 88    10/25/11    9.982   7.476    88    6.7510  6.8860 6.7510    6.8860   0.0000   0.0000
 89    11/25/11    9.651   7.230    89    6.7718  6.8990 6.7718    6.8990   0.0000   0.0000
 90    12/25/11    9.967   7.466    90    6.7854  6.9118 6.7854    6.9118   0.0000   0.0000
 91     1/25/12    9.640   7.221    91    6.7934  6.9228 6.7934    6.9228   0.0000   0.0000
 92     2/25/12    9.635   7.217    92    6.8106  6.9341 6.8106    6.9341   0.0000   0.0000
 93     3/25/12   10.295   7.712    93    6.8213  6.9465 6.8213    6.9465   0.0000   0.0000
 94     4/25/12    9.628   7.211    94    6.8239  6.9585 6.8239    6.9585   0.0000   0.0000
 95     5/25/12    9.945   7.449    95    6.8408  6.9685 6.8408    6.9685   0.0000   0.0000
 96     6/25/12    9.622   7.206    96    6.8539  6.9803 6.8539    6.9803   0.0000   0.0000
 97     7/25/12    9.941   7.445    97    6.8642  6.9878 6.8642    6.9878   0.0000   0.0000
 98     8/25/12    9.619   7.203    98    6.8792  6.9973 6.8792    6.9973   0.0000   0.0000
 99     9/25/12    9.619   7.202    99    6.8873  7.0028 6.8873    7.0028   0.0000   0.0000
100    10/25/12    9.939   7.441   100    6.8856  7.0066 6.8856    7.0066   0.0000   0.0000
101    11/25/12    9.620   7.201   101    6.8982  7.0127 6.8982    7.0127   0.0000   0.0000
102    12/25/12        -       -   102    6.9059  7.0185 6.9059    7.0185   0.0000   0.0000